                                                 THIS CONFORMING PAPER FORMAT
                                                 DOCUMENT IS BEING SUBMITTED
                                                 PURSUANT TO RULE 901(D) OF
                                                 REGULATION S-T.

                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 16, 1994


                            St. Paul Bancorp, Inc.
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

Delaware                          01-15580                     36-3504665
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)                 Identification
incorporation)                                                   No.)


6700 West North Avenue
Chicago, Illinois                                                  60635
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(Address of principal executive office)                          (Zip Code)

Registrant's telephone number, including area code: (312) 622-5000
                                                    ---------------

                                Not Applicable
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        (Former name or former address, if changed since last report)




                                                          Page 1 of 5 Pages.












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Item 5.  Other Events

        St. Paul Bancorp, Inc. (the "Company") announced on March 16, 1994 that its annual meeting of stockholders will be held on Wednesday, May 4, 1994 at 10:00 a.m. at the Drury Lane Oakbrook, 100 Drury Lane, Oakbrook Terrace, Illinois 60181. The record date for the meeting will be March 25, 1994. In accordance with the Company's bylaws, stockholders who wish to present business at the annual meeting or to nominate directors are required to give notice to the Company and provide information specified in the bylaws no later than April 4, 1994.

        A copy of the press release dated March 16, 1994 is attached as an exhibit.






















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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    ST. PAUL BANCORP, INC.
                                                    ----------------------
                                                    (Registrant)


                                                    /s/ Patrick J. Agnew
                                                    --------------------
                                                    Patrick J. Agnew
                                                    President



Attest:


/s/ Clifford M. Sladnick
- -----------------------------
Clifford M. Sladnick
Senior Vice President, General
Counsel and Corporate Secretary



Date:     March 16, 1994